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Exhibit No. 10(AH)

                           THE PROGRESSIVE CORPORATION
                    DIRECTORS RESTRICTED STOCK DEFERRAL PLAN
                           EFFECTIVE FEBRUARY 1, 2004

                                    ARTICLE I

                             PURPOSE; PARTICIPATION

                  1.1 PURPOSE. The purpose of this plan, which shall be known as The Progressive Corporation Directors Restricted Stock Deferral Plan (the "Plan") is to provide directors of the Company who are not employees of the Company or its subsidiaries with an opportunity to defer the receipt of Common Shares with respect to Eligible Restricted Stock Awards.

                                   ARTICLE II

                                   DEFINITIONS

                  For purposes of this Plan, the following terms shall have the following meanings:

                  "BOARD" means the Board of Directors of the Company.

                  "CHANGE IN CONTROL" means a "Change in Control" or "Potential Change in Control" within the meaning of The Progressive Corporation 2003 Directors Equity Incentive Plan (as amended from time to time).

                  "COMMITTEE" means the Compensation Committee of the Board.

                  "COMPANY" means The Progressive Corporation, an Ohio corporation, and its successors.

                  "COMPANY DIRECTORS EQUITY PLAN" means any equity compensation plan for directors who are not employees of the Company or its subsidiaries maintained by the Company

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providing for the award of Restricted Stock, including but not limited to, The
Progressive Corporation 2003 Directors Equity Incentive Plan.

                  "DEFERRAL ELECTION" means an election, filed with the Committee, pursuant to which a Participant elects to have all or part of an Eligible Restricted Stock Award converted into Stock Units under this Plan, and to have such Stock Units credited to his or her Stock Account under the Plan pursuant to Section 4.2 hereof.

                  "DESIGNATED DEFERRAL PERIOD" shall mean the deferral period selected by the Participant with respect to an Eligible Restricted Stock Award, which deferral period shall specify the date on which distribution of Shares with respect to such Eligible Restricted Stock Award shall be made or begin.

                  "DIVIDEND EQUIVALENT AMOUNTS" means the amount of dividends or other distributions to shareholders of the Company that a Participant would have received had the Participant's Stock Units been actual Shares as of the date of a dividend or other distribution by the Company.

                  "ELIGIBLE RESTRICTED STOCK AWARD" means an award of Restricted Stock made, or to be made, under a Company Directors Equity Plan.

                  "PARTICIPANT" means any director of the Company who is not an employee of the Company or its subsidiaries and who participates in this Plan by timely completing a Deferral Election.

                  "PLAN YEAR" means each calendar year during the term of this Plan.

                  "RESTRICTED STOCK" means Shares awarded, or to be awarded, to a Participant in the form of restricted stock under and pursuant to the terms of a Company Directors Equity Plan.

                  "SHARES" means the Common Shares, $1.00 par value, of the Company.

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                  "STOCK ACCOUNT" means an individual bookkeeping account
established for each Participant pursuant to Section 4.3 hereof, with respect to Stock Units credited to the Participant.

                  "STOCK UNITS" means the units credited to a Participant's Stock Account, as described in Sections 4.2 and 4.4 hereof. Each Stock Unit credited to a Participant's Stock Account shall represent the right, subject to the terms and conditions of this Plan, to receive one (1) Share at the end of the Participant's Designated Deferral Period or at such other time as this Plan may specify for distribution to be made or begin.

                                   ARTICLE III

                                  PARTICIPATION

                  3.1 ELIGIBILITY AND PARTICIPATION. Directors who shall be eligible to participate in this Plan shall be those directors who are not employees of the Company or its subsidiaries.

                                   ARTICLE IV

                               DEFERRAL ELECTIONS

                  4.1 DEFERRAL ELECTIONS. In the first Plan Year this Plan is in effect each director who is eligible to participate in this Plan may file a Deferral Election with the Committee at any time prior to the grant of Restricted Stock which is the subject of such Deferral Election; thereafter each eligible director who elects to participate in this Plan for any Plan Year shall file a Deferral Election with the Committee before the beginning of such Plan Year, provided that any director who was not a director during the previous Plan Year may file a Deferral Election with the Committee (i) within thirty (30) days after he/she is elected to the Board and (ii) prior to the grant of Restricted Stock which is the subject of such Deferral Election. The Deferral Election shall be in the form prescribed by the Committee, and in

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accordance with such rules and procedures as may be established by the Committee in its sole discretion. Once made, a Participant's Deferral Election shall be irrevocable. A Deferral Election shall be deemed to have been made when the completed and executed election form is received and accepted by the Committee or its designated agent. A separate Deferral Election shall be made by a Participant with respect to all or part of each Eligible Restricted Stock Award to be subject to a Deferral Election during such Plan Year. If an eligible Participant fails to file an appropriate election form with respect to any Eligible Restricted Stock Award before the beginning of a Plan Year (or before the grant of Restricted Stock in the first year a director is eligible to participate in this Plan), he or she shall be deemed to have elected not to make a Deferral Election for such Plan Year.

                  4.2 EFFECT OF DEFERRAL ELECTION. If a Participant timely files a Deferral Election with the Committee with respect to an Eligible Restricted Stock Award, each share of Restricted Stock subject to a Deferral Election will be automatically cancelled immediately prior to vesting and will be replaced with a corresponding Stock Unit credited to the Participant's Stock Account in accordance with Section 4.3. A timely Deferral Election with respect to an Eligible Restricted Stock Award will defer the delivery to the Participant of the Shares subject thereto until the end of the Participant's Designated Deferral Period or such other time as this Plan may specify for distribution to be made or begin.

                  4.3 STOCK ACCOUNTS. The Committee shall establish and maintain a separate bookkeeping account in the name of each Participant who makes a Deferral Election during the course of his or her participation in the Plan. Each Participant's Stock Account shall consist of the sum of the Stock

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Units credited to such Participant's Stock Account. Each Participant's Stock
Account shall be adjusted as follows:

                           (a) As of the date of vesting of an Eligible Restricted Stock Award to which a Participant's Deferral Election is applicable, the Participant's Stock Account shall be credited with that number of Stock Units equal to the number of Shares to which the Deferral Election relates;

                           (b) As of the date on which a dividend is paid on (or any other distribution is made on account of) Shares, the Stock Account shall be credited with that number of Stock Units and fraction thereof equal to the number of Shares and fraction thereof that the Dividend Equivalent Amount would have purchased on that date based on the average of the high and low trading prices of the Shares on that date.

                           (c)      As of the date on which Shares are
                  distributed to the Participant in accordance with Section 4.5, the Participant's Stock Account shall be reduced by an equal number of Stock Units, and fractions thereof, if applicable.

In the event of any stock split, reverse split, combination or other changes that impact the Company's capital structure, or Share status, each Participant's Stock Account and the number of Stock Units credited thereto shall be equitably adjusted by the Committee in its sole discretion in a manner consistent with the treatment of outstanding equity awards pursuant to the Company Directors Equity Plan.

                  4.4 DIVIDEND EQUIVALENT AMOUNTS. Dividend Equivalent Amounts with respect to the Participant's Stock Units shall result in the Participant's Stock Account being credited with an additional number of Stock Units and/or fraction thereof equal to the Dividend Equivalent Amount divided by the average of the high and low trading prices of Shares on the date specified in Section 4.3(b) and shall become subject to the Deferral Election applicable to the Stock Units to which the Dividend Equivalent Amount relates.

                  4.5 DISTRIBUTION OF SHARES FROM STOCK ACCOUNTS. Subject to any limitation set forth in this Plan or any other limitations as may be established by the Committee in its sole

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discretion, each Deferral Election shall specify the method of distribution with respect to the Eligible Restricted Stock Award which is subject to the Deferral Election. A Participant may elect to have his or her Stock Units with respect to any Eligible Restricted Stock Award which is subject to a Deferral Election distributed in any of the following number of installments following the expiration of the earlier of (i) the termination of the Participant's service as a director of the Company or (ii) the Participant's Designated Deferral Period with respect to such Eligible Restricted Stock Award:

                  (1)      a single lump sum;

                  (2)      3 equal or substantially equal annual installments;

                  (3)      5 equal or substantially equal annual installments;
                           or

                  (4)      10 equal or substantially equal annual installments.

A Participant may elect a different method of distribution with respect to each Eligible Restricted Stock Award that is subject to a Deferral Election. Distributions will commence on the first business day of the month following the month specified in the Deferral Election or, in the event of termination of a Participant's service as a director, within thirty (30) days following such termination.

Notwithstanding the foregoing, if a Change in Control occurs or a Participant dies, a distribution with respect to all the Stock Units then held in the Participant's Stock Account shall be made to him/her or his/her beneficiaries in a single lump sum within thirty (30) days following the Change in Control or the date the Committee receives written notice of his/her death.

Distributions with respect to the Stock Units credited to a Participant's Stock Account under this Plan shall in all cases be satisfied by the delivery by the Company of a number of Shares equal to the number of Stock Units with respect to which such distribution is being made, except that any

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fractional share shall be satisfied in cash, based on the average of the high and low trading prices of Shares on the business day immediately preceding such distribution.

If a Participant is receiving a distribution in installments, Dividend Equivalent Amounts will continue to be credited with respect to the undistributed Stock Units remaining in such Participant's Stock Account until all such Stock Units have been distributed.

                                    ARTICLE V

                                  MISCELLANEOUS

                  5.1 BENEFICIARIES. Each Participant shall have the right to designate in writing one or more beneficiaries to receive distributions in the event of the Participant's death by filing with the Company a beneficiary designation on a form provided by the Committee. The designated beneficiary or beneficiaries may be changed by a Participant at any time prior to his or her death by the delivery to the Committee of a new beneficiary designation form. The change shall become effective only when the new beneficiary designation form is received and accepted by the Committee; provided, however, any beneficiary designation form received by the Committee after the designating Participant's death will be disregarded. If no beneficiary shall have been designated, or if no designated beneficiary shall survive the Participant, distribution pursuant to this provision shall be made to the Participant's estate.

                  5.2 ADMINISTRATION. Except for those powers and duties expressly reserved for the Board hereunder, the Committee will have full power to administer the Plan. Such power includes, but is not limited to, the following authority:

                                    (a)      To make and enforce such rules and
                  regulations as it deems necessary or proper for the efficient administration of Plan;

                                    (b)      To interpret the Plan and to decide
                  all matters arising thereunder, including the right to resolve or remedy any ambiguities, errors,

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                  inconsistencies or omissions. All such interpretations shall be final and binding on all parties;

                                    (c)      To determine the amount of
                  distributions to be made to each Participant and beneficiary or other person in accordance with the provisions of the Plan;

                                    (d)      To authorize distributions under
                  the Plan;

                                    (e)      To keep such records and submit
                  such filings, elections, applications, returns or other documents or forms as may be required under applicable law;

                                    (f)      To appoint such agents, counsel,
                  accountants and consultants as may be desirable in administering the Plan;

                                    (g)      To exercise the other powers that
                  are expressly granted to it herein, or that are impliedly necessary for it to carry out any of its responsibilities hereunder; and

                                    (h)      By written instrument to delegate
                  any of the foregoing powers to one or more designated officers or employees of the Company or other persons.

                  All decisions of the Committee or its designees shall be binding upon all Participants and their respective legal representatives, successors and assigns, and any and all persons claiming under or through any of them. No member of the Committee or any of its designees shall be liable to any Participant or to the Company for any determination made within the scope of the administrative and interpretive functions provided in this Plan. No member of the Committee shall participate in any discussion or determination involving his or her own rights, benefits or obligations under this Plan.

                  5.3 REPORTS. Until a Participant's entire Stock Account shall have been distributed in full, the Company will furnish or make available to the Participant a written or electronic report, at least annually, setting forth any changes in such Account and the amounts credited to such Account.

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                  5.4      ASSIGNMENT AND ALIENATION OF BENEFITS. The right of
each Participant to any account, benefit, Stock Unit, right or distribution hereunder shall not, to the extent permitted by law, be subject in any manner to attachment or other legal process for the debts of such Participant, and no account, benefit, Stock Unit, right or distribution shall be subject to anticipation, alienation, sale, pledge, transfer, assignment or encumbrance; provided, however, the Company shall have the unrestricted right to set off against or recover out of any distributions due a Participant, beneficiary or other person at the time such distributions would otherwise have been made hereunder, any amounts owed the Company or any subsidiary of the Company by such Participant, beneficiary or other person.

                  5.5 DIRECTOR AND SHAREHOLDER STATUS. Nothing in the Plan shall interfere with or limit in any way the right of the Company or its shareholders to terminate any Participant's service as a director, at any time, nor confer upon any Participant any right to continue as a director of the Company or to be nominated for election to the Board at any time. The Plan will not give any person any right or claim to any benefits under the Plan unless such right or claim has specifically accrued under the terms of the Plan. Participation in the Plan shall not create any rights in a Participant (or any other person) as a shareholder of the Company until Shares are registered in the name of, and distributed to, the Participant (or such other person).

                  5.6 ASSETS. No assets shall be segregated or earmarked in respect of any Stock Units, Dividend Equivalent Payments or Stock Accounts. The Plan and the crediting of Stock Accounts hereunder shall not constitute a trust and shall be structured solely for the purpose of recording an unsecured contractual obligation. All amounts payable pursuant to the terms of this Plan shall be paid from the general assets of the Company and in no event shall any

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Participant or beneficiary have any claims or rights to any payment hereunder that are superior to any claims or rights of any general creditor of the Company.

                  5.7 TAXES. The Company shall not be responsible for the tax consequences under federal, state or local law of any election made by any Participant under the Plan. The Company shall have the right to make required information reporting and/or to withhold or deduct from any distribution to be made pursuant to this Plan, or to otherwise require prior to the distribution of any amount hereunder, payment by the Participant of any federal, state or local taxes required by law to be withheld with respect to any such distribution to the Participant. In addition, to the extent the Company shall be required, prior to the date on which distributions are to be made to a Participant under this Plan, to withhold any taxes in connection with any Stock Units or Dividend Equivalent Amounts credited to a Participant's accounts under this Plan, the Participant agrees that the Company shall have the right to make such withholding or to require direct payment of such withholding taxes by the Participant to the Company.

                  5.8 AMENDMENT. Notwithstanding any other provision of this Plan, the Board may amend this Plan at any time for any reason without liability to any Participant, beneficiary or other person for any such amendment or for any other action taken pursuant to this Section 5.8, provided that no such amendment shall be made retroactively in a manner that would deprive any Participant of any rights or benefits which have accrued to his/her benefit under the Plan as of the date such amendment is proposed to be effective, unless such amendment is necessary to comply with applicable law.

                  5.9 TERMINATION. Notwithstanding any other provision of this Plan, the Board may terminate this Plan at any time for any reason without any liability to any Participant, beneficiary or other person for any such termination or for any other action taken pursuant to this

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Section 5.9. Following termination of this Plan, and notwithstanding the provisions of any Deferral Election entered into prior to such termination, no additional deferrals may be made hereunder, but all existing Stock Accounts shall be administered in accordance with the Plan, as in effect immediately prior to termination, and shall be distributed in accordance with the terms of this Plan and the applicable Deferral Elections, unless and until the Board elects to accelerate distributions as provided below. At any time on or after the effective date of termination of this Plan, the Board, in its sole discretion, may elect to accelerate the distribution with respect to all Stock Units in all Stock Accounts. Such distributions shall be made in a lump sum. Upon completion of distributions to all Participants, or beneficiaries, as the case may be, no Participant, beneficiary or person claiming under or through them, will have any claims in respect of this Plan.

                  5.10 NOTICES TO COMMITTEE. The Committee shall designate one or more addresses to which notices and other communications to the Committee shall be sent with respect to this Plan. No notice or other communication shall be considered to have been given to or received by the Committee until it has been delivered to the Committee's attention at one of such designated addresses.

                  5.11 NO LIABILITY. Participation in the Plan is entirely at the risk of each Participant. Neither the Company, the Committee, the Board nor any other person associated with this Plan shall have any liability for any loss or diminution in the value of Stock Accounts, or for any failure of this Plan to effectively defer recognition of income or to achieve any Participant's desired tax treatment or financial results.

                  5.12 FACILITY OF PAYMENT. If the Committee determines that a Participant or beneficiary entitled to receive a payment under this Plan is (at the time such payment is to be

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made) a minor or physically, mentally or legally incompetent to receive such payment and that another person or any institution has legal custody of such minor or incompetent individual, the Committee may cause payment to be made to such person or institution having custody of such Participant or beneficiary. Such payment, to the extent made, shall operate as a complete discharge of obligation by the Committee, the Company and the Board.

                  5.13 SECURITIES LAW PROVISIONS. The issuance and distribution of Shares pursuant to this Plan will not be registered under the Federal or any state securities laws. The Shares will be "restricted securities" as that term is defined under Rule 144 of the Securities Act of 1933 (the "Securities Act") and may not be sold or transferred absent registration under the Securities Act or in accordance with an applicable exemption.

                  5.14 EFFECTIVE DATE. This Plan was adopted by the Board effective as of February 1, 2004 (the "Effective Date") and shall remain in effect until terminated pursuant to Section 5.9.

                  5.15 APPLICABLE LAW. This Plan shall be interpreted under the laws of the State of Ohio.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer as of the 1st day of February, 2004.

                                          THE PROGRESSIVE CORPORATION

                                          By: /s/ Charles E. Jarrett
                                              ----------------------------------
                                          Title: Vice President

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